UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2025

INSPIRE VETERINARY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41792	85-4359258
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

780 Lynnhaven Parkway, Suite 400 Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 734-5464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On October 16, 2025, Inspire Veterinary Partners, Inc. (the “Company”) dismissed Kreit & Chiu CPA LLP (“K&C”) as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through October 16, 2025, there were no “disagreements” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) between the Company and K&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of K&C, would have caused K&C to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements. During this same period, K&C advised the Company that there were material weaknesses in the Company’s internal control over financial reporting. There were no other “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K). K&C’s audit reports for the two most recent fiscal years ended December 31, 2024 and 2023 contained an explanatory paragraph about the existence of substantial doubt concerning the Company’s ability to continue as a going concern. The decision to replace K&C was approved by the Audit Committee of the Board of Directors of the Company.

The Company provided K&C with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested that K&C furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of K&C’s letter, dated October 21, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

Effective October 16, 2025, the Company appointed M&K CPAS, PLLC (“M&K”) as the independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2025.

During the two most recent fiscal years and through October 16, 2025, the Company has not consulted with M&K regarding either (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter that was either the subject of a “disagreement” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item. 9.01. Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Kreit & Chiu CPA LLP, dated October 21, 2025, to the U.S. Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2025	INSPIRE VETERINARY PARTNERS, INC.

	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	President and Chief Executive Officer

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